Exhibit 99.1

Coeptis Therapeutics Completes Exclusive License for Allogeneic Immuno-Oncology Platform and Clinical Stage Assets from Deverra Therapeutics

Coeptis bolsters pipeline with two Phase 1 clinical stage assets leveraging NK cell therapies in relapsed or refractory acute myeloid leukemia (AML)/high risk MDS and hospitalized respiratory infections, as well as preclinical programs for hematologic and solid tumors

Wexford, PA, August 17, 2023 – Coeptis Therapeutics Holdings, Inc. (NASDAQ: COEP) (“Coeptis” or “the Company”), a biopharmaceutical company developing innovative cell therapy platforms for cancer, announced that it has completed the exclusive license of key assets from Deverra Therapeutics Inc. (“Deverra”) related to its proprietary allogeneic stem cell expansion and directed differentiation platform for the generation of multiple distinct immune effector cell types, including natural killer (NK) and monocyte/macrophages. The transaction enables Coeptis to further build its pipeline by adding a patented, elegant, and scalable allogeneic immune cell manufacturing platform that aligns with its existing SNAP-CAR and GEAR technologies, increasing the potential for accelerated product development.

As a result of the transaction, Coeptis acquires exclusive rights to two Investigational New Drug (IND) applications and two assets in the Phase 1 clinical trial stage (NCT04901416, NCT04900454) investigating infusion of DVX201, an unmodified natural killer (NK) cell therapy generated from pooled donor CD34+ cells, in hematologic malignancies and viral infections. In addition, Coeptis augments its existing portfolio of cell therapy product candidates with a distinctly scalable allogeneic cellular immunotherapy platform that is being developed to generate and deliver off-the-shelf (no HLA matching), cost effective, on-demand cell therapies to a broad patient population.

In addition to the Phase 1 assets, this transaction equips Coeptis to immediately begin infusing its existing pipeline assets with allogeneic technologies that are clinical stage-ready, helping to accelerate development efforts on targeted novel products, including potentially the development of allogeneic engineered NK and MAC cell therapies.

“Finalizing this transaction represents a pivotal transition of Coeptis into a clinical stage company with novel, synergistic and differentiated cell therapy pipeline candidates,” said Dave Mehalick, President and CEO of Coeptis Therapeutics. “As we move forward, I am excited to work with Colleen Delaney, MD, a visionary scientist whose career has been dedicated to researching and advancing all aspects of cell therapy product development. A true leader in the field, Colleen’s experience and leadership will be invaluable as we progress our expanded pipeline towards our ultimate goal of bringing improved treatments to patients in need.”

Under the transaction, Coeptis paid to Deverra approximately $570,000 in cash and issued to Deverra 4,000,000 shares of Coeptis’ common stock.

About Coeptis Therapeutics Holdings, Inc.

Coeptis Therapeutics Holdings, Inc., together with its subsidiaries including Coeptis Therapeutics, Inc. and Coeptis Pharmaceuticals, Inc., (collectively “Coeptis”), is a biopharmaceutical company developing innovative cell therapy platforms for cancer that have the potential to disrupt conventional treatment paradigms and improve patient outcomes. Coeptis' product portfolio and rights are highlighted by a universal, multi-antigen CAR T technology licensed from the University of Pittsburgh (SNAP-CAR), and the GEAR™ cell therapy and companion diagnostic platforms, which Coeptis is developing with VyGen-Bio and leading medical researchers at the Karolinska Institutet. Coeptis' business model is designed around maximizing the value of its current product portfolio and rights through in-license agreements, out-license agreements and co-development relationships, as well as entering into strategic partnerships to expand its product rights and offerings, specifically those targeting cancer. The Company is headquartered in Wexford, PA. For more information on Coeptis visit https://coeptistx.com/.

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About Deverra Therapeutics

Deverra Therapeutics is a privately held clinical stage biotechnology company dedicated to the development of allogeneic, off-the-shelf (no matching required) cellular immunotherapies for on-demand treatment of patients with cancer and infectious diseases. Deverra is the only company with a proprietary and clinically proven stem cell expansion technology that also serves as starting material for generation of multiple fully functional immune effector cells that can also be engineered to be potent killers of cancer cells. Deverra was a pioneer developing universal non-HLA matched allogeneic and off-the-shelf cell therapies that have been utilized in multiple clinical trials with no safety concerns.

Cautionary Note Regarding Forward-Looking Statements

This press release and statements of our management made in connection therewith contain or may contain “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events or performance, and underlying assumptions, and other statements that are other than statements of historical facts. When we use words such as "may," "will," "intend," "should," "believe," "expect," "anticipate," "project," "estimate" or similar expressions that do not relate solely to historical matters, we are making forward-looking statements. Forward-looking statements are not a guarantee of future performance and involve significant risks and uncertainties that may cause the actual results to differ materially and perhaps substantially from our expectations discussed in the forward-looking statements. Factors that may cause such differences include but are not limited to: (1) the inability to maintain the listing of the Company’s securities on the Nasdaq Capital Market; (2) the risk that, if the integration of the Deverra licensed assets will disrupt current plans and operations of the Company; (3) the inability to recognize the anticipated benefits of the newly-licensed assets, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth economically and hire and retain key employees; (4) the risks that the Company’s products in development or the newly-licensed assets fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable regulatory authorities; (5) costs related to integrating the newly-licensed Deverra assets and pursuing the contemplated asset development paths; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (8) the impact of the global COVID-19 pandemic on any of the foregoing risks and other risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exclusive. All forward-looking statements are subject to significant uncertainties and risks including, but not limited, to those risks contained or to be contained in reports and other filings filed by the Company with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in the Company’s filings made or to be made with the SEC, which are available for review at www.sec.gov. We undertake no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof unless required by applicable laws, regulations, or rules.

CONTACTS

Coeptis Therapeutics, Inc.

Andy Galy, Sr. VP of Communications

504-416-6965

andy.galy@coeptistx.com

Tiberend Strategic Advisors, Inc.

Investors

Daniel Kontoh-Boateng

862-213-1398

dboateng@tiberend.com

Media

David Schemelia

609-468-9325

dschemelia@tiberend.com

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